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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  July 17, 2002


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


             Delaware              1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                      Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)                (Zip Code)


                            (817) 963-1234
                   (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation (the Company) is filing herewith a press release issued on July 17, 2002 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's second quarter 2002 earnings.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release


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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 17, 2002






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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release





















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                                                  Exhibit 99.1



                              Contact:      Corporate Communications
                                            Fort Worth, Texas
                                            817-967-1577

FOR RELEASE: Wednesday, July 17, 2002

  Editor's Note: A Live Webcast reporting second quarter results will be broadcast on the Internet on July 17 at 2 p.m. EDT (Windows
                Media Player required for viewing).


          AMR REPORTS SECOND QUARTER LOSS OF $465 MILLION
                       BEFORE A SPECIAL ITEM

     FORT WORTH, Texas - AMR Corporation, the parent company of American Airlines, Inc., today reported a second quarter net loss of $465 million before a special item, or $3.00 per share. This compares with a net loss of $105 million before special items, or $0.68 per share, in the second quarter of 2001.
     "We continued to see a very weak revenue environment in the second quarter," said Don Carty, AMR's chairman and chief executive officer, "and although traffic has rebounded nicely since last fall, average fares are at 15-year lows, sharply depressing yields."
     In response, the Company has taken a number of steps, including trimming capacity, sharply reducing capital spending and lowering its operating costs. These actions resulted in AMR's unit cost rising less than one percent year over year, despite 10.4 percent less capacity.
     "We've made good progress on the cost side," Carty said, "and we're not done. The Company is in the midst of an exhaustive, top-to-bottom review of its business, and despite our financial challenges, our employees are doing an outstanding job of focusing on our customers and providing great service."

                             - more -
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     One result of all this effort, Carty said, is that during the second quarter, American completed more than 99 percent of its scheduled flights, and more than 82 percent of American's flights arrived on time, as reported to the Department of Transportation.
     AMR's second quarter results include a $30 million after-tax special charge ($0.19 per share) that stems from a provision of Congress' economic stimulus package that changes the period for carrybacks of net operating losses ("NOLs"). This change allows companies to carry back 2001 and 2002 NOLs for five years, rather than two under the previous law, allowing AMR to more quickly recover its NOLs and thereby achieve a significant cash benefit. The extended NOL carryback does, however, result in the displacement of foreign tax credits taken in prior years which are now expected to expire before they can be used. As a result, the Company recorded a charge to reflect the anticipated forfeiture of the foreign tax credits.
     Including this special item, AMR reported a second quarter net loss of $495 million, or $3.19 per share.

 Second Quarter Results
 (in millions, except            2002                2001
 per share amounts)
                           Amount     Loss      Amount    Loss
                          (net of     per      (net of    per
                            tax)     share       tax)    share
 Net loss before
 special items             ($465)   ($3.00)    ($105)    ($0.68)

 Anticipated
 forfeiture of foreign
 tax credits                 (30)    (0.19)       --        --

 Legal settlement             --        --        29      0.19

 Aircraft charge              --        --      (430)    (2.79)

 Net loss                  ($495)    ($3.19)   ($507)   ($3.29)

                             - more -

     Looking forward, if the revenue environment remains depressed, the Company expects to post a sizeable operating loss in the third quarter. In addition, the Company has determined that its goodwill is likely impaired as defined by the Financial Accounting Standard Board's recent Statement of Financial Accounting Standards No. 142 on accounting for "Goodwill and Other Intangible Assets." If so, AMR will record an impairment charge in the third or fourth quarter. The amount of this non-cash charge has not yet been determined, but could be up to $1.4 billion pre-tax, the full amount of AMR's goodwill.

Editor's Note: AMR's Chief Financial Officer, Jeff Campbell, will make a presentation to analysts during a teleconference on Wednesday, July 17, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, he will hold a question and answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to Mr. Campbell's presentation or participating in the media Q&A conference call should call 817-967-1577 for details.

Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document and in documents incorporated herein by reference, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended December 31, 2001.

     Detailed financial information follows:

                                ###
 Current AMR Corp. News Releases can be accessed via the Internet:
               Our address is http://www.amrcorp.com

                              AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                   Three Months Ended June 30,   Percent
                                       2002           2001        Change
Revenues
    Passenger - American Airlines   $3,747          $ 4,645        (19.3)
              - AMR Eagle              344              409        (15.9)
    Cargo                              142              190        (25.3)
    Other revenues                     246              339        (27.4)
      Total operating revenues       4,479            5,583        (19.8)

Expenses
  Wages, salaries and benefits       2,126            2,126            -
  Aircraft fuel                        656              842        (22.1)
  Depreciation and amortization        338              352         (4.0)
  Other rentals and landing fees       306              320         (4.4)
  Maintenance, materials and repairs   285              298         (4.4)
  Aircraft rentals                     214              226         (5.3)
  Food service                         180              218        (17.4)
  Commissions to agents                155              260        (40.4)
  Special charges                        -              685           -
  Other operating expenses             820            1,016        (19.3)
    Total operating expenses         5,080            6,343        (19.9)

Operating Loss                        (601)            (760)       (20.9)

Other Income (Expense)
  Interest income                       18               24        (25.0)
  Interest expense                    (164)            (132)        24.2
  Interest capitalized                  22               38        (42.1)
  Miscellaneous - net                    5               37        (86.5)
                                      (119)             (33)         *

Loss Before Income Taxes              (720)            (793)        (9.2)
Income tax benefit                    (225)            (286)       (21.3)
Net Loss                             $(495)         $  (507)        (2.4)

Loss Per Share
  Basic and Diluted                $ (3.19)         $ (3.29)

Number of Shares Used in
Computation
  Basic and Diluted                   155              154

*    Greater than 100%

Note 1: 2002 results include TWA whereas the 2001 amounts include TWA for the period April 10 through June 30, 2001.


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                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                  Six Months Ended June 30,    Percent
                                      2002          2001       Change
Revenues
    Passenger - American Airlines  $7,231         $8,580      (15.7)
              - AMR Eagle             649            763      (14.9)
    Cargo                             276            366      (24.6)
    Other revenues                    459            634      (27.6)
      Total operating revenues      8,615         10,343      (16.7)

Expenses
  Wages, salaries and benefits      4,206          3,872        8.6
  Aircraft fuel                     1,183          1,549      (23.6)
  Depreciation and amortization       679            665        2.1
  Other rentals and landing fees      595            577        3.1
  Maintenance, materials and repairs  551            578       (4.7)
  Aircraft rentals                    440            374       17.6
  Food service                        350            402      (12.9)
  Commissions to agents               316            484      (34.7)
  Special charges                       -            685         -
  Other operating expenses          1,625          1,921      (15.4)
    Total operating expenses        9,945         11,107      (10.5)

Operating Loss                     (1,330)          (764)       74.1

Other Income (Expense)
  Interest income                      36             64       (43.8)
  Interest expense                   (330)          (251)       31.5
  Interest capitalized                 44             79       (44.3)
  Miscellaneous - net                  (3)            22         *
                                     (253)           (86)        *

Loss Before Income Taxes           (1,583)          (850)       86.2
Income tax benefit                   (513)          (300)       71.0
Net Loss                          $(1,070)       $  (550)       94.5

Loss Per Share
  Basic and Diluted               $ (6.90)       $ (3.58)

Number of Shares Used in
Computation
  Basic and Diluted                   155            154

*    Greater than 100%

Note 1: 2002 results include TWA whereas the 2001 amounts include TWA for the period April 10 through June 30, 2001.

                               AMR CORPORATION
                       OPERATING STATISTICS
                                 (Unaudited)

                                     Three Months Ended June 30, Percent
                                          2002        2001       Change
American Airlines (*)
    Revenue passenger miles (millions)   31,379      35,188        (10.8)
    Available seat miles (millions)      43,958      49,044        (10.4)
    Cargo ton miles (millions)              518         610        (15.1)
    Passenger load factor                  71.4%       71.7%        (0.3)pts.
    Breakeven load factor (**)             86.4%       74.0%        12.4 pts.
    Passenger revenue yield   per
     passenger mile (cents)               11.94       13.20         (9.5)
    Passenger  revenue  per  available
     seat mile (cents)                     8.52        9.47        (10.0)
    Cargo revenue yield per ton
     mile (cents)                         27.21       30.89        (11.9)
    Operating  expenses per  available
     seat mile (cents) (**)               10.78       10.73          0.5
    Fuel consumption (gallons,
     in millions)                           808         922        (12.4)
    Fuel price per gallon (cents)          75.5        83.3         (9.4)
    Fuel  price per gallon,  excluding
     fuel taxes (cents)                    70.0        78.0        (10.3)
    Operating aircraft at period-end        828         904         (8.4)

AMR Eagle
    Revenue passenger miles (millions)    1,059       1,030          2.8
    Available seat miles (millions)       1,596       1,680         (5.0)
    Passenger load factor                  66.4%       61.3%         5.1 pts.
    Operating aircraft at period-end        281         271          3.7


AMR Corporation
Average Equivalent Number of Employees
    American Airlines                    100,100      115,200
    Other                                 11,800       13,100
         Total                           111,900      128,300

(*)2002 results include TWA whereas the 2001 amounts include TWA for the period April 10 through June 30, 2001.

(**) Excludes the impact of the second quarter 2001 asset impairment charge.

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                                   AMR CORPORATION
                                 OPERATING STATISTICS
                                   (Unaudited)

                                         Six Months Ended June 30,   Percent
                                            2002          2001       Change
American Airlines (*)
    Revenue passenger miles (millions)     59,197       61,640       (4.0)
    Available seat miles (millions)        84,047       88,021       (4.5)
    Cargo ton miles (millions)                981        1,159      (15.4)
    Passenger load factor                    70.4%        70.0%       0.4 pts.
    Breakeven load factor (**)               86.9%        71.3%      15.6 pts.
    Passenger revenue yield per
     passenger mile (cents)                 12.22        13.92      (12.2)
    Passenger revenue per available
     seat mile (cents)                       8.60         9.75      (11.8)
    Cargo revenue yield per ton
     mile (cents)                           27.93         31.27     (10.7)
    Operating expenses per available
     seat mile (cents) (**)                 11.03         10.97       0.5
    Fuel consumption (gallons,
     in millions)                           1,553         1,664      (6.7)
    Fuel price per gallon (cents)            71.5          85.2     (16.1)
    Fuel price per gallon, excluding fuel
     taxes (cents)                           66.0          79.8     (17.3)
    Operating aircraft at period-end          828           904      (8.4)

AMR Eagle
    Revenue passenger miles (millions)      1,978         1,890       4.7
    Available seat miles (millions)         3,163         3,268      (3.2)
    Passenger load factor                    62.5%         57.8%      4.7 pts.
    Operating aircraft at period-end          281           271       3.7

(*) 2002 results include TWA whereas the 2001 amounts include TWA for the period April 10 through June 30, 2001.

(**) Excludes the impact of the second quarter 2001 asset impairment charge.